SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 27, 2004

Date of Report (date of earliest event reported)

IRIDEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27598	77-0210467

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1212 Terra Bella Avenue
Mountain View, California 94043

(Address of principal executive offices)

(408) 940-4700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

          (c)           Exhibits

Exhibit No.	Description
99.1	Press Release dated July 27, 2004.

Item 12.	Results of Operations and Financial Condition.

          On July 27, 2004, the Registrant reported its results of operations for its second quarter of fiscal 2004. A copy of the press release issued by the Registrant concerning the Registrant’s results of operations for its second quarter of fiscal 2004 is furnished as Exhibit 99.1 and is incorporated herein by reference.

          This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION
Dated: July 27, 2004	By:	/s/ LARRY TANNENBAUM
Larry Tannenbaum
Chief Financial Officer, Secretary and Senior Vice President of Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 27, 2004.